UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
___________

FORM 8-K
___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2008

Commission File Number: 333- 141327

CHINA DASHENG BIOTECHNOLOGY COMPANY
 (Exact name of small business issuer as specified in its charter)

Nevada	26-0162321
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

China Dasheng Biotechnology Company c/o American Union Securities 100 Wall St. 15th Floor New York, NY 10005
(Address of principal executive offices) (Zip Code)

212-232-0120
(Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendments to Certificate of Incorporation

As of March 6, 2008, the Company will trade under the ticket symbol “CDBT” rather than “MXNU”.

This change was made in connection with the Company filing a certificate of amendment to its articles of incorporation to change its name from “Max Nutrition, Inc.” to “China Dasheng Biotechnology Company.”

Item 9.01
Financial Statements and Exhibits

Exhibits

3-a	Certificate of Amendment to Articles of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                           China Dasheng Biotechnology Company
Date: March 6, 2008                                                                           By: /s/ JinJun Qi
                                                                                                                    JinJun Qi
                                                                                                                    Chairman and CEO